Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Cologix, Inc.

225 E 16th Avenue

Denver, Colorado 80203

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of data center sites and the related tenant leases in connection with the proposed offering of Cologix Data Centers US Issuer, LLC and Cologix Data Centers US Co-Issuer, LLC, Secured Data Center Revenue Term Notes, Series 2021-1. Cologix, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Data Center Site Data File and Service Contract Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data Center Site Data File and Service Contract Data File. Additionally, Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 19, 2021, representatives of the Company provided us with a computer-generated data center service contract listing with respect to 12,281 service contracts (the “Service Contract Listing”). At the instruction of the Company, we randomly selected (a) two service contracts from each of the 50 organizations with the highest operational MMR as set forth on the Service Contract Listing (the “Top 50 Sample Service Contracts”) and (b) 100 Service Contracts from the remaining 12,181 Service Contracts (the “100 Random Service Contracts”). The Top 50 Sample Service Contracts and 100 Random Service Contracts are collectively and hereinafter referred to as the “Sample Service Contracts.”

Further, representatives of Deutsche Bank, on behalf of the Company, provided us with (i) on October 27, 2021, a computer-generated data file and related record layout (the “Data Center Site Data File”) containing data, as represented to us by the Company, as of September 30, 2021, with respect to 17 data center sites (the “Data Center Sites”) and (ii) on October 26, 2021, a computer-generated data file and related record layout (the “Service Contract Data File”) containing data, as represented to us by the Company, as of September 30, 2021, with respect to 11,963 service contracts, including each of the Sample Service Contracts.

Member of Deloitte Touche Tohmatsu Limited

File Review Procedures of the Data Center Sites:

For each of the Data Center Sites, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Data Center Site Data File and indicated below.

Data Center Site Characteristics

1. Facility (for informational purposes only) 2. Lease start date* 3. Lease end date* 4. Additional lease options*	5. KW capacity 6. KW load 7. Square foot capacity 8. Square foot occupied (%)

*For Data Center Sites with an “ownership type” (as set forth on the Data Center Site Data File) as “Leased” only.

We compared Data Center Site Characteristics 2. through 4. to the lease agreement or any amendments thereto (collectively, the “Site Lease Agreement”).

We compared Data Center Site Characteristics 5. through 8. to schedules from the Company’s property management system as of September 30, 2021 (the “Property Schedules”).

The data center site documents indicated above and any other related documents provided in support of the Data Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Sample Service Contracts:

For each of the Sample Service Contracts, we performed comparisons of the service contract characteristics (the “Service Contract Characteristics”) set forth on the Service Contract Data File and indicated below.

Service Contract Characteristics

1. Order number (for informational purposes only) 2. Organization 3. Location 4. Initial term 5. Escalator %	6. Renewal term 7. Operational MMR 8. Contract start date 9. Contract end date

We compared Service Contract Characteristics 2. through 9. to the master lease agreement, service order, invoice or completion notice (collectively, the “Service Order”).

For purposes of our procedures and at your instruction:

•

with respect to our comparison of Service Contract Characteristic 7., differences of 2.5% or less of the operational MMR indicated on the Service Contract Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Service Contract Characteristics 8. and 9., differences of 30 days or less are deemed to be “in agreement.”

The service contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Service Contract Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Service Contract Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or Service Contract Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Service Contract Documentation. In addition, we make no representations as to whether the Data Center Site Documentation or Service Contract Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Data Center Sites or Sample Service Contracts, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Service Contract Characteristics set forth on the Data Center Site Data File or Service Contract Data File, as applicable, were found to be in agreement with the above mentioned Data Center Site Documentation and Service Contract Documentation, except as indicated in Appendix A and Appendix B. Supplemental information is contained in Appendix C and Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Sites or Service Contracts underlying the Data Center Site Data File or Service Contract Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Sites or Service Contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Service Contract Data File and Data Center Site Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 29, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 29, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description - Data Center Site Characteristics

1	One difference for square foot occupied (%).

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 29, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description - Service Contract Characteristics

2	One instance where we were unable to verify the escalator % on the Service Order.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 29, 2021

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Data Center Site	Data Center Site Characteristic	Characteristic set forth on the Data Center Site Data File	Characteristic set forth on the Property Schedule

1	Columbus - COL3	Square foot occupied (%)	95%	92%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 29, 2021.

Supplemental Information Related to the Findings Set Forth on Appendix B

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Service Contract Characteristic on the Service Order for the related Sample Service Contract:

Exception Description Number	Sample Service Contract number	Service Contract Characteristic not verified

2	3421887	Escalator %

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.